NOTE 20. SEGMENT REPORTING	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
NOTE 20. SEGMENT REPORTING

The Company measures segment income as income from operations less depreciation and amortization.  The reportable segments are components of the Company, which offer different products or services and are separately managed, with separate financial information available that is separately evaluated regularly by the Company’s Chief Executive Officer in determining the performance of the business. Income tax expenses are not allocated to the segments.

Upon consummation of the merger of Heat Planet and the Company, the Company operated two segments: commercial vehicle sales, servicing, leasing and support segment and office leasing segment. Prior to the acquisition of Heat Planet in August 2012, the Company operated a single segment of commercial vehicle sales, servicing, leasing and support segment. No lease revenue was generated until July 2013.

Year ended December 31, 2013

(in thousands)

	Commercial Vehicles	Office Leasing	Total

Segment Revenues	$657,627	$501	$658,128
Cost of Sales	$583,273	$1,360	$584,633
Gross Profit	$74,354	$(859)	$73,495
Selling and marketing	$10,056	$206	$10,262
General and administrative	$48,763	$1,164	$49,927
Interest expense	$9,597	—	$9,597
Other (income) expense, net	$(13,435))	—	$(13,435)

Income from operations	$19,373	$(2,229)	$17,144

Interest income	$(404))	$(2)	$(406)

Depreciation and amortization	$2,046	$1,243	$3,289

Segment Income before taxes	$19,775	$(2,225)	$17,550

The assets of the office leasing segment as of December 31, 2013 and December 31, 2012 amounted to $78,658 and $76,893, respectively. The remaining balances of assets as of December 31, 2013 and December 31, 2012 are $474,461 and $362,413, respectively, which are related to the commercial vehicle sales, servicing, leasing and support segment.